PEOPLES-SIDNEY FINANCIAL CORPORATION
EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with then Quarterly Report of Peoples-Sidney Financial Corporation (the "Corporation") on Form 10-QSB for the period ended September 30, 2006 as furnished with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Douglas Stewart, the President and Chief Executive Officer of the Corporation, and, I, Debra A. Geuy, the Chief Financial Officer and Treasurer of the Corporation, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Douglas Stewart
Douglas Stewart, President and Chief Executive Officer

Date: November 14, 2006

/s/ Debra A. Geuy
Debra A. Geuy, Chief Financial Officer and Treasurer

Date: November 14, 2006

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